UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12, 2004


                             AMERICAN SKIING COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             1-13057                    04-3373730
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)


               136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (435) 615-0340


                                       N/A
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         On October 12, 2004, American Skiing Company (the "Company") entered into an Exchange Agreement with the holder of its 10.5% Repriced Convertible Exchangeable Preferred Stock (the "Series A Preferred Stock"). Pursuant to the terms of the Exchange Agreement, the Company has agreed to issue new junior subordinated notes due 2012 to the holder of the Series A Preferred Stock in exchange for all outstanding shares of Series A Preferred Stock. The new junior subordinated notes will be issued only in the event that the Company is successful in consummating a new senior secured credit facility and the Tender Offer (as defined below). The new junior subordinated notes will accrue non-cash interest at a rate of 11.25% upon issuance, gradually increasing to a rate of 13.0% in 2012. No amortization or interest payments are required to be made on the new junior subordinated notes until maturity. The new junior subordinated notes will be subordinated to all of the Company's other debt obligations and all trade payables incurred in the ordinary course of its business. None of the Company's subsidiaries will be obligated on the new junior subordinated notes, and none of its assets will serve as collateral for repayment of the new junior subordinated notes.

Item 8.01.  Other Events.

         On October 12, 2004, the Company announced that it has commenced a tender offer (the "Tender Offer") and consent solicitation for any and all of its $120 million principal amount of 12% Senior Subordinated Notes due 2006.

         The press release issued by the Company is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

         (c)   Exhibits

Exhibit           Description

99.1              Press release of the Company, dated October 12, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 18, 2004                  American Skiing Company



                                         By:   /s/ Foster A. Stewart, Jr.
                                              ------------------------------
                                            Name:     Foster A. Stewart, Jr.
                                            Title:    Senior Vice President and
                                                      General Counsel



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                                INDEX TO EXHIBITS


         Exhibit           Description

         99.1 Press release of American Skiing Company, dated October 12, 2004.




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